PROMISSORY NOTE AMENDMENT No. 1

This PROMISSORY NOTE AMENDMENT NO. 1 (the “Amendment”) is made as of May 2, 2014 (the “Amendment Date”) by and between DOCUMENT SECURITY SYSTEMS, INC. (the “Borrower”), a corporation formed under the laws of the State of New York, with offices at 28 East Main Street, Suite 1525, Rochester, New York 14614 and CONGREGATION NOAM ELIMELECH (the “Lender”).

This Amendment amends the Promissory Note (“Note”), dated May 24, 2013, made among Borrower and Lender, to extend the Note’s Maturity Date from May 24, 2014 to May 24, 2015. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Note.

The parties agree as follows:

1.    Section 1 of the Note shall be, and hereby is, amended to read in its entirety as follows:

“1.	Maturity. The aggregate outstanding Principal Amount, together with all accrued interest thereon and expenses incurred by the Lender in connection herewith (cumulatively, the “Outstanding Amount”), shall be due and payable in full on the earliest to occur of (the earliest of such events being the “Maturity Date”): (i) May 24, 2015 (the “Scheduled Maturity Date”) and (ii) the acceleration of this Note upon the occurrence of an Event of Default.”

2.    Note Ratified. Except as expressly amended hereby, the Note is in all respects ratified and confirmed, and all of the terms, provisions and conditions thereof shall be and remain in full force and effect, and this Amendment and all of its terms, provisions and conditions shall be deemed to be a part of the Note.

3.    No Events of Default. The Borrower confirms that, as of the date hereof, there exists no condition or event that constitutes (or that would after expiration of applicable grace or cure periods constitute) an Event of Default.

4.    Costs and Expenses. Borrower agrees to pay any and all reasonable costs incurred in connection with preparation for closing, the closing, and post-closing items relating to this Amendment.

5.    Governing Law. This Amendment, together with all of the rights and obligations of the parties hereto, shall be construed and interpreted in accordance with the laws of the State of New York, excluding the laws applicable to conflicts or choice of law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives by their signatures below.

CONGREGATION NOAM ELIMELECH (Lender)

/s/ Mayer Laufer

By: Mayer Laufer
Title: President

DOCUMENT SECURITY SYSTEMS, INC. (Borrower)

/s/ Jeffrey Ronaldi

By: Jeffrey Ronaldi
Title: Chief Executive Officer

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